Independent Accountant's Report


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street
New York, New York  10286

	      MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A. ("MBNA" or "the Company"), a wholly owned subsidiary of MBNA Corporation complied with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a) and (b), 3.06(b), 4.02(a) and 4.03(a) and (c)
of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing Agreement Supplement ("Agreement Supplement"), between MBNA and The Bank of New York, during the compliance periods specified in Attachment A. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination of MBNA's compliance with specified requirements.

As discussed in the Report, management in providing its assertion on compliance assumed the accuracy of the reports prepared by MBNA's bank card processor and did not extend its assessment to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor. Accordingly, and in accordance with Section 3.06(a) of the Agreement, our examination did not extend to those aspects of MBNA's compliance that are the responsibility of the bank card processor and we do not express an opinion or any other form of assurance on those compliance aspects.

In our opinion, management's assertion that MBNA was in compliance with the covenants and conditions of the sections in the Agreement and the applicable Agreement Supplement, referred to above, during the compliance periods specified in Attachment A, is fairly stated, in all material respects.

This report is intended solely for the use of the board of directors and management of MBNA and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series'
Underwriting/Subscription Agreement, as specified in
Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA
Master Credit Card Trust II and its distribution is not limited.

Ernst & Young LLP


August 6, 1997

<CAPTION >
Attachme nt A                                                                                                  Date of
	 Pooling & Servicing                                           Underwriting
	 Agreement                                                      /Subscription
 Series  Supplement Date PSA Supplement Sections     Compliance Period                  Lead Underwriter      Agreement
1994 - A  August 4, 1994 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997       CS First Boston       28-Jul-94
			 9(c) and (d) 11
1994 - B August 18, 1994 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     11-Aug-94
			  9(c) and (d) 11
1994 - C October 26, 19943(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     19-Oct-94
			  9(c) and (d) 11
1994 - D October 26, 19943(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     19-Oct-94
			  9(c) and (d) 11
1994 - E December 15, 1993(c), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997
			 10(c) and (d) and 12
1995 - A  March 22, 1995 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     15-Mar-95
			  9(c) and (d) and 11
1995 - B   May 23, 1995  3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997 J.P. Morgan Securities, Inc.15-May-95
			  9(c) and (d) and 11
1995 - C  June 29, 1995  3(b), 4.05(a)(i), 4.09, 4.11July 1, 1996 - June 30, 1997     Lehman Brothers Inc.    22-Jun-95
			  9(c) and (d) and 12
1995 - D  June 29, 1995  3(b), 4.05(a)(i), 4.09, 4.11July 1, 1996 - June 30, 1997     Lehman Brothers Inc.    22-Jun-95
			 9(c) and (d) and 12
1995 - E  August 2, 1995 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997       CS First Boston       26-Jul-95
			  9(c) and (d) and 11
1995 - F August 30, 1995 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997       CS First Boston       16-Aug-95
			  9(c) and (d) and 11
1995 - G September 27, 193(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997        Lehman Brothers      22-Sep-96
			  9(c) and (d) and 11
1995 - H September 28, 193(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997  Barclays de Zoete Wedd Limi22-Sep-96
			  9(c) and (d) and 11
1995 - I October 26, 19953(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     19-Oct-95
			  9(c) and (d) and 11
1995 - J November 21, 1993(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997 J. P. Morgan Securities, Inc14-Nov-95
			  9(c) and (d) and 11
1996 - A February 28, 1993(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Goldman, Sachs & Co.    21-Feb-96
			  9(c) and (d) and 11
1996 - B  March 26, 1996 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Lehman Brothers Inc.    18-Mar-96
			 9(c) and (d) and 11
1996 - C  March 27, 1996 3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     20-Mar-96
			 9(c) and (d) and 11
1996 - D   May 1, 1996   3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997     Merrill Lynch & Co.     24-Apr-96
			  9(c) and (d) and 11
 1996-E    May 21, 1996  3(b), 4.05(a)(i), 4.09, 4.10July 1, 1996 - June 30, 1997      J.P. Morgan & Co.      13-May-96
			  9(c) and (d) and 11
 1996-F   June 25, 1996  3(b), 4.05(a)(i), 4.09, 4.10June 25, 1996 - June 30, 1997
			 10(c) and (d) and 12
 1996-G   July 17, 1996  3(b), 4.05(a)(i), 4.09, 4.10July 17, 1996 - June 30, 1997      Lehman Brothers       10-Jul-96
			  9(c) and (d) and 11
 1996-H  August 14, 1996 3(b), 4.05(a)(i), 4.09, 4.10August 14, 1996 - June 30,199    Goldman, Sachs & Co.     7-Aug-96
			  9(c) and (d) and 11
 1996-I  September 25, 193(b), 4.05(a)(i), 4.09, 4.10September 25, 1996 - June 30,Class A: Merrill Lynch Bank 20-Sep-96
			  10(c) and (d) and 12
 1996-J  September 19, 193(b), 4.05(a)(i), 4.09, 4.10September 19, 1996 - June 30,     J.P. Morgan & Co.      12-Sep-96
			  9(c) and (d) and 11
 1996-K  October 24, 19963(b), 4.05(a)(i), 4.09, 4.10October 24, 1996 - June 30, 1    Goldman, Sachs & Co.    18-Oct-96
			  9(c) and (d) and 11
 1996-L  December 3, 19963(b), 4.05(a)(i), 4.09, 4.10December 3, 1996 - June 30, 1   Salomon Brothers Inc.    19-Nov-96
			  9(c) and (d) and 11
 1996-M  November 26, 1993(b), 4.05(a)(i), 4.09, 4.10November 26, 1996 - June 30,       CS First Boston       19-Nov-96
			  9(c) and (d) and 11
 1997-A  January 30, 19973(b), 4.05(a)(i), 4.09, 4.10January 30, 1997 - June 30, 1997
			  9(c) and (d) and 11
 1997-B  February 27, 1993(b), 4.05(a)(i), 4.09, 4.10February 27, 1997 - June 30,       Lehman Brothers       20-Feb-97
			  9(c) and (d) and 11
 1997-C   March 26, 1997 3(b), 4.05(a)(i), 4.09, 4.10March 26, 1997 - June 30, 199    Merrill Lynch & Co.     19-Mar-97
			  9(c) and (d) and 11
 1997-D    May 22, 1997  3(b), 4.05(a)(i), 4.09, 4.10May 22, 1997 - June 30, 1997
			  10(c) and (d) and 12
 1997-E    May 8, 1997   3(b), 4.05(a)(i), 4.09, 4.10May 8, 1997 - June 30, 1997       J.P. Morgan & Co.      24-Apr-97
			  9(c) and (d) and 11


 Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance


Control Structure Policies and Procedures
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's Credit Card Trusts and Pools, listed on Appendix I (the "Trusts and Pools" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements, Receivables Purchase Agreement or Receivables Transfer Agreement (the "Agreements") as applicable, between MBNA as seller and owner/servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control. Accordingly, even effective controls can provide only reasonable assurance with respect of the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

- Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

- Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

- Expenses incurred by the Trusts and Pools are calculated and remitted in accordance with the Agreements.

- The additions of accounts to the Trusts and Pools are authorized in accordance with the Agreements.

- The removal of accounts from the Trusts and Pools are authorized in accordance with the Agreements.
August 6, 1997
Page 2


Control Structure Policies and Procedures (continued)
- Trust and Pool assets amortizing out of the Trusts and Pools are calculated in accordance with the Agreements.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pools in relation to these criteria. This assessment assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend to the controls of MBNA's bank card processor. Based upon this assessment, the Company believes that, as of June 30, 1997, its controls over the functions performed as servicer of the Trusts and Pools are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agents and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the agreements. In performing this assessment, the Company assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend its assessment to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions identified in Appendix I for each agreement for the period specified in the Appendix. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 6, 1997
Page 3


		  MBNA America Bank, N.A. by:


		  /s/ M. Scot Kaufman
		  _______________________________
		  M. Scot Kaufman
		  Vice Chairman and Chief Financial Officer


		  /s/ Thomas D. Wren
		  _______________________________
		  Thomas D. Wren
		  Senior Executive Vice President and Treasurer


		  /s/ Victor P. Manning
		  ________________________________
		  Victor P. Manning
		  Senior Executive Vice President and
		  Chief Accounting Officer


		  /s/ Douglas O. Hart
		  ________________________________
		  Douglas O. Hart
		  Executive Vice President




				   APPENDIX 1


				 PSA      SERVICING                   PSA COVENANTS
				 PSA/RPA/  SUPPL.   COMPLIANCE        AND
TRUST                            RTA DATE  DATE     PERIOD            CONDITIONS

MBNA Master Credit Card Trust:
TRUSTEE: Bankers Trust Company
Series 1991-1                     9/25/91  9/25/91  7/1/96 - 4/16/97       (1)
Series 1992-1                     9/25/91  5/29/92  7/1/95 - 6/30/97       (1)
Series 1992-2                     9/25/91  8/6/92   7/1/96 - 6/30/97       (1)
Series 1992-3                     9/25/91  11/24/92 7/1/96 - 6/30/97       (1)
Series 1993-1                     9/25/91  2/25/93  7/1/96 - 6/30/97       (1)
Series 1993-2                     9/25/91  6/15/93  7/1/96 - 1/15/97       (1)
Series 1993-3                     9/25/91  8/24/93  7/1/96 - 6/30/97       (1)
Series 1993-4                     9/25/91  12/7/93  7/1/96 - 6/30/97       (1)
Series 1994-1                     9/25/91  2/25/94  7/1/96 - 6/30/97       (1)
Series 1994-2                     9/25/91  5/26/94  7/1/96 - 6/30/97       (1)

MBNA Master Credit Card Trust II:
TRUSTEE: Bank of New York
Series 1994-A                     8/4/94   8/4/94   7/1/96 - 6/30/97       (2)
Series 1994-B                     8/4/94   8/18/94  7/1/96 - 6/30/97       (2)
Series 1994-C                     8/4/94   10/26/94 7/1/96 - 6/30/97       (2)
Series 1994-D                     8/4/94   10/26/94 7/1/96 - 6/30/97       (2)
Series 1994-E                     8/4/94   12/15/94 7/1/96 - 6/30/97       (4)
Series 1995-A                     8/4/94   3/22/95  7/1/96 - 6/30/97       (2)
Series 1995-B                     8/4/94   5/23/95  7/1/96 - 6/30/97       (2)
Series 1995-C                     8/4/94   6/29/95  7/1/96 - 6/30/97       (3)
Series 1995-D                     8/4/94   6/29/95  7/1/96 - 6/30/97       (3)
Series 1995-E                     8/4/94   8/2/95   7/1/96 - 6/30/97       (2)
Series 1995-F                     8/4/94   8/30/95  7/1/96 - 6/30/97       (2)
Series 1995-G                     8/4/94   9/27/95  7/1/96 - 6/30/97       (2)
Series 1995-H                     8/4/94   9/28/95  7/1/96 - 6/30/97       (2)
Series 1995-I                     8/4/94   10/26/95 7/1/96 - 6/30/97       (2)
Series 1995-J                     8/4/94   11/21/95 7/1/96 - 6/30/97       (2)
Series 1996-A                     8/4/94   2/28/96  7/1/96 - 6/30/97       (2)
Series 1996-B                     8/4/94   3/26/96  7/1/96 - 6/30/97       (2)
Series 1996-C                     8/4/94   3/27/96  7/1/96 - 6/30/97       (2)
Series 1996-D                     8/4/94   5/1/96   7/1/96 - 6/30/97       (2)
Series 1996-E                     8/4/94   5/21/96  7/1/96 - 6/30/97       (2)
Series 1996-F                     8/4/94   6/25/96  6/25/96 - 6/30/97      (4)
Series 1996-G                     8/4/94   7/17/96  7/17/96 - 6/30/97      (2)
Series 1996-H                     8/4/94   8/14/96  8/14/96 - 6/30/97      (2)
Series 1996-I                     8/4/94   9/25/96  9/25/96 - 6/30/97      (4)
Series 1996-J                     8/4/94   9/19/96  9/19/96 - 6/30/97      (2)
Series 1996-K                     8/4/94   10/24/96 10/24/96 - 6/30/97     (2)
Series 1996-L                     8/4/94   12/3/96  12/3/96 - 6/30/97      (2)
Series 1996-M                     8/4/94   11/26/96 11/26/96 - 6/30/97     (2)
Series 1997-A                     8/4/94   1/30/97  1/30/97 - 6/30/97      (2)
Series 1997-B                     8/4/94   2/27/97  2/27/97 - 6/30/97      (2)
Series 1997-C                     8/4/94   3/26/97  3/26/97 - 6/30/97      (2)
Series 1997-D                     8/4/94   5/22/97  5/22/97 - 6/30/97      (4)
Series 1997-E                     8/4/94   5/8/97   5/8/97 - 6/30/97       (2)

MBNA Gold Reserve Trust           12/16/94   N/A    7/1/96 - 6/30/97       (5)
TRUSTEE:
Barclays Bk PLC, NY Branch

MBNA Gold Option Trust            12/18/96   N/A    12/18/96 - 6/30/97     (6)
TRUSTEE:
Barclays Bk PLC, NY Branch


PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04(b),
    3.06(b), 4.02(a), 4.03(a), 4.03(c)
    PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a),
    9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04 (b), 3.06
    (b), 4.02(a) and 4.03(a), 4.03(c).
    PSA Supplement Sections - 3(b), 4.05(a)(i), 4.09, 4.10, 5.02(a), 9(c),
    9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04 (b), 3.06
    (b), 4.02(a) and 4.03(a), 4.03(c).
    PSA Supplement Sections - 3(b), 4.05(a)(i), 4.09, 4.11, 5.02(a), 9(c),
    9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04 (b), 3.06
    (b), 4.02(a), 4.03(a), 4.03(c).
    PSA Supplement Sections - 3(c), 4.05(a)(i), 4.09, 4.10, 5.02(a), 10(c),
    10(d), 12

(5) RPA Sections - 3.03(a)(ii), 3.03 (d), 3.03(e), 3.03(f), 3.03(g), 3.03(h),
    3.04(a), 6.01(b), 7.03(a), 7.04(a), 7.05(a), 7.05(b), 7.05(f), 8.01(d),
    8.01(f),10.03, 10.06(a), 10.06(b).

(6) RTA Sections - 3.03(a), (d), (e), (f)(i), (g), and (h), 3.04(a), 6.01(b),
    7.03, 7.04, 7.05(a), (b), (d), (e) and (f), 8.01(d), 10.03 and 10.06.





	       Independent Accountant's Report
	     on Applying Agreed-Upon Procedures


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

	 and

The Bank of New York
101 Barclay Street
New York, New York  10286

	      MBNA Master Credit Card Trust  II

We have performed the procedures enumerated below, which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York, solely to assist you with respect to the monthly certificates for each series (as specified in Attachment A) in the MBNA Master Credit Card Trust II ("Trust"), prepared by MBNA pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") between MBNA and The Bank of New York, during the periods specified in Attachment A. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of MBNA and The Bank of New York. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows: We compared the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the periods noted in Attachment A, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement with reports prepared by MBNA's bank card processor or MBNA, which were the source of such amounts.

As a result of the procedures performed we noted that in all instances the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the periods noted in Attachment A, were in agreement with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of any opinion on the monthly certificates for each series in the Trust, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA. Accordingly, we do not express such an opinion. Had we performed additional procedures with respect to the monthly certificates prepared by MBNA pursuant to subsection 3.04(b) of the Agreement and the reports prepared by MBNA's bank card processor and MBNA, which were the source of such amounts, other matters might have come to our attention that would have been reported to you. This report relates only to the comparison of the amounts in the mathematical calculations specified above and does not extend to any financial statements of MBNA taken as a whole.

This report is intended solely for the use of the specified users listed above and should not be used by those who have not agreed to the specified procedures and taken responsibility for the sufficiency of the procedures for their purposes. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.

Ernst & Young LLP


August 6, 1997


Attachment A

	Pooling and Servicing           Monthly Certificates for the
Series  Agreement Supplement Date   Period
1994 - A         4-Aug-94           July 1, 1996 - June 30, 1997

1994 - B         18-Aug-94          July 1, 1996 - June 30, 1997

1994 - C         26-Oct-94          July 1, 1996 - June 30, 1997

1994 - D         26-Oct-94          July 1, 1996 - June 30, 1997

1994 - E         15-Dec-94          July 1, 1996 - June 30, 1997

1995 - A         22-Mar-95          July 1, 1996 - June 30, 1997

1995 - B         23-May-95          July 1, 1996 - June 30, 1997

1995 - C         29-Jun-95          July 1, 1996 - June 30, 1997

1995 - D         29-Jun-95          July 1, 1996 - June 30, 1997

1995 - E         2-Aug-95           July 1, 1996 - June 30, 1997

1995 - F         30-Aug-95          July 1, 1996 - June 30, 1997

1995 - G         27-Sep-95          July 1, 1996 - June 30, 1997

1995 - H         28-Sep-95          July 1, 1996 - June 30, 1997

1995 - I         26-Oct-95          July 1, 1996 - June 30, 1997

1995 - J         21-Nov-95          July 1, 1996 - June 30, 1997

1996 - A         28-Feb-96          July 1, 1996 - June 30, 1997

1996 - B         26-Mar-96          July 1, 1996 - June 30, 1997

1996 - C         27-Mar-96          July 1, 1996 - June 30, 1997

1996 - D         1-May-96           July 1, 1996 - June 30, 1997

1996 - E         21-May-96          July 1, 1996 - June 30, 1997

1996 - F         25-Jun-96         June 25, 1996 - June 30, 1997

1996 - G         17-Jul-96         July 17, 1996 - June 30, 1997

1996 - H         14-Aug-96         August 14, 1996 - June 30, 1997

1996 - I         25-Sep-96         September 25, 1996 - June 30, 1997

1996 - J         19-Sep-96         September 19, 1996 - June 30, 1997

1996 - K         24-Oct-96         October 24, 1996 - June 30, 1997

1996 - L         3-Dec-96          December 3, 1996 - June 30, 1997

1996 - M         26-Nov-96         November 26, 1996 - June 30, 1997

1997 - A         30-Jan-97         January 30, 1997 - June 30, 1997

1997 - B         27-Feb-97         February 27, 1997 - June 30, 1997

1997 - C         26-Mar-97         March 26, 1997 - June 30, 1997

1997 - E         8-May-97           May 8, 1997 - June 30, 1997




	       Independent Accountant's Report


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

	 and

The Bank of New York
101 Barclay Street
New York, New York  10286

	      MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A.'s ("MBNA"), a wholly owned subsidiary of MBNA Corporation controls over the functions performed as servicer of the MBNA Master Credit Card Trust II ("Trust"), including all Series of the Trust as specified in Attachment A, are effective, as of June 30, 1997, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement"), and the applicable Pooling and Servicing Agreement Supplement for each Series as specified in Attachment A (together the "Agreements"), between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report").

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust, testing and evaluating the design and operating effectiveness of those controls, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

As discussed in the Report, management in providing its assertion on the controls over the functions performed as servicer of the Trust assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend its assessment to the controls of MBNA's bank card processor. Accordingly, and in accordance with Section
3.06(a) of the Agreement, our examination did not extend to the controls of MBNA's bank card processor and we do not express an opinion or any other form of assurance on those controls.

Because of inherent limitations in controls, errors or irregularities may occur and not be detected. Also, projections of any evaluation of the controls over the functions performed by MBNA as servicer of the Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion, that MBNA's controls over the functions performed as servicer of the Trust are effective, as of June 30, 1997, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements, between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificate-holders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the following criteria specified in the
Report:

	  The controls provide reasonable assurance that funds collected are remitted to the Trustee in accordance with the Agreements.

	  The controls provide reasonable assurance that Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

	  The controls provide reasonable assurance that expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

	  The controls provide reasonable assurance that the addition of accounts to the Trust are authorized in accordance with the Agreements.

	  The controls provide reasonable assurance that the removal of accounts from the Trust are authorized in accordance with the Agreements.

	  The controls provide reasonable assurance that Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

	  The controls provide reasonable assurance that monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

	  The controls provide reasonable assurance that monthly Trust reports generated in the form of "Exhibits" contain all required information per section
     5.02 of the Agreements.

This report is intended solely for the use of the board of directors and management of MBNA and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in each Series' Underwriting/Subscription Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.

			      Ernst & Young LLP

August 6, 1997

Attachment A

	Pooling and Servicing Agreement                            Date of Underwriting
Series  Supplement Date               Lead Underwriter             /Subscription Agreement
1994 - A           4-Aug-94                  CS First Boston              28-Jul-94

1994 - B          18-Aug-94                Merrill Lynch & Co.            11-Aug-94

1994 - C          26-Oct-94                Merrill Lynch & Co.            19-Oct-94

1994 - D          26-Oct-94                Merrill Lynch & Co.            19-Oct-94

1994 - E          15-Dec-94

1995 - A          22-Mar-95                Merrill Lynch & Co.            15-Mar-95

1995 - B          23-May-95           J.P. Morgan Securities, Inc.        15-May-95

1995 - C          29-Jun-95               Lehman Brothers Inc.            22-Jun-95

1995 - D          29-Jun-95               Lehman Brothers Inc.            22-Jun-95

1995 - E           2-Aug-95                  CS First Boston              26-Jul-95

1995 - F          30-Aug-95                  CS First Boston              16-Aug-95

1995 - G          27-Sep-95                  Lehman Brothers              22-Sep-96

1995 - H          28-Sep-95           Barclays de Zoete Wedd Limite       22-Sep-96

1995 - I          26-Oct-95                Merrill Lynch & Co.            19-Oct-95

1995 - J          21-Nov-95           J. P. Morgan Securities, Inc.       14-Nov-95

1996 - A          28-Feb-96               Goldman, Sachs & Co.            21-Feb-96

1996 - B          26-Mar-96               Lehman Brothers Inc.            18-Mar-96

1996 - C          27-Mar-96                Merrill Lynch & Co.            20-Mar-96

1996 - D           1-May-96                Merrill Lynch & Co.            24-Apr-96

1996 - E          21-May-96                 J.P. Morgan & Co.             13-May-96

1996 - F          25-Jun-96

1996 - G          17-Jul-96                  Lehman Brothers              10-Jul-96

1996 - H          14-Aug-96               Goldman, Sachs & Co.            7-Aug-96

1996 - I          25-Sep-96           Class A:  Merrill Lynch Bank        20-Sep-96

1996 - J          19-Sep-96                 J.P. Morgan & Co.             12-Sep-96

1996 - K          24-Oct-96               Goldman, Sachs & Co.            18-Oct-96

1996 - L           3-Dec-96              Salomon Brothers Inc.            19-Nov-96

1996 - M          26-Nov-96                  CS First Boston              19-Nov-96

1997 - A          30-Jan-97

1997 - B          27-Feb-97                  Lehman Brothers              20-Feb-97

1997 - C          26-Mar-97                Merrill Lynch & Co.          March 19,1997

1997 - D          22-May-97

1997 - E           8-May-97                 J.P. Morgan & Co.             24-Apr-97




 Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance


Control Structure Policies and Procedures
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's Credit Card Trusts and Pools, listed on Appendix I (the "Trusts and Pools" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements, Receivables Purchase Agreement or Receivables Transfer Agreement (the "Agreements") as applicable, between MBNA as seller and owner/servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control. Accordingly, even effective controls can provide only reasonable assurance with respect of the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

- Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

- Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

- Expenses incurred by the Trusts and Pools are calculated and remitted in accordance with the Agreements.

- The additions of accounts to the Trusts and Pools are authorized in accordance with the Agreements.

- The removal of accounts from the Trusts and Pools are authorized in accordance with the Agreements.
August 6, 1997
Page 2


Control Structure Policies and Procedures (continued)
- Trust and Pool assets amortizing out of the Trusts and Pools are calculated in accordance with the Agreements.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pools in relation to these criteria. This assessment assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend to the controls of MBNA's bank card processor. Based upon this assessment, the Company believes that, as of June 30, 1997, its controls over the functions performed as servicer of the Trusts and Pools are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agents and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the agreements. In performing this assessment, the Company assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend its assessment to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions identified in Appendix I for each agreement for the period specified in the Appendix. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 6, 1997
Page 3


		  MBNA America Bank, N.A. by:


		  /s/ M. Scot Kaufman
		  _______________________________
		  M. Scot Kaufman
		  Vice Chairman and Chief Financial Officer


		  /s/ Thomas D. Wren
		  _______________________________
		  Thomas D. Wren
		  Senior Executive Vice President and Treasurer


		  /s/ Victor P. Manning
		  ________________________________
		  Victor P. Manning
		  Senior Executive Vice President and
		  Chief Accounting Officer


		  /s/ Douglas O. Hart
		  ________________________________
		  Douglas O. Hart
		  Executive Vice President




				   APPENDIX 1


				 PSA      SERVICING                   PSA COVENANTS
				 PSA/RPA/  SUPPL.   COMPLIANCE        AND
TRUST                            RTA DATE  DATE     PERIOD            CONDITIONS

MBNA Master Credit Card Trust:
TRUSTEE: Bankers Trust Company
Series 1991-1                     9/25/91  9/25/91  7/1/96 - 4/16/97       (1)
Series 1992-1                     9/25/91  5/29/92  7/1/95 - 6/30/97       (1)
Series 1992-2                     9/25/91  8/6/92   7/1/96 - 6/30/97       (1)
Series 1992-3                     9/25/91  11/24/92 7/1/96 - 6/30/97       (1)
Series 1993-1                     9/25/91  2/25/93  7/1/96 - 6/30/97       (1)
Series 1993-2                     9/25/91  6/15/93  7/1/96 - 1/15/97       (1)
Series 1993-3                     9/25/91  8/24/93  7/1/96 - 6/30/97       (1)
Series 1993-4                     9/25/91  12/7/93  7/1/96 - 6/30/97       (1)
Series 1994-1                     9/25/91  2/25/94  7/1/96 - 6/30/97       (1)
Series 1994-2                     9/25/91  5/26/94  7/1/96 - 6/30/97       (1)

MBNA Master Credit Card Trust II:
TRUSTEE: Bank of New York
Series 1994-A                     8/4/94   8/4/94   7/1/96 - 6/30/97       (2)
Series 1994-B                     8/4/94   8/18/94  7/1/96 - 6/30/97       (2)
Series 1994-C                     8/4/94   10/26/94 7/1/96 - 6/30/97       (2)
Series 1994-D                     8/4/94   10/26/94 7/1/96 - 6/30/97       (2)
Series 1994-E                     8/4/94   12/15/94 7/1/96 - 6/30/97       (4)
Series 1995-A                     8/4/94   3/22/95  7/1/96 - 6/30/97       (2)
Series 1995-B                     8/4/94   5/23/95  7/1/96 - 6/30/97       (2)
Series 1995-C                     8/4/94   6/29/95  7/1/96 - 6/30/97       (3)
Series 1995-D                     8/4/94   6/29/95  7/1/96 - 6/30/97       (3)
Series 1995-E                     8/4/94   8/2/95   7/1/96 - 6/30/97       (2)
Series 1995-F                     8/4/94   8/30/95  7/1/96 - 6/30/97       (2)
Series 1995-G                     8/4/94   9/27/95  7/1/96 - 6/30/97       (2)
Series 1995-H                     8/4/94   9/28/95  7/1/96 - 6/30/97       (2)
Series 1995-I                     8/4/94   10/26/95 7/1/96 - 6/30/97       (2)
Series 1995-J                     8/4/94   11/21/95 7/1/96 - 6/30/97       (2)
Series 1996-A                     8/4/94   2/28/96  7/1/96 - 6/30/97       (2)
Series 1996-B                     8/4/94   3/26/96  7/1/96 - 6/30/97       (2)
Series 1996-C                     8/4/94   3/27/96  7/1/96 - 6/30/97       (2)
Series 1996-D                     8/4/94   5/1/96   7/1/96 - 6/30/97       (2)
Series 1996-E                     8/4/94   5/21/96  7/1/96 - 6/30/97       (2)
Series 1996-F                     8/4/94   6/25/96  6/25/96 - 6/30/97      (4)
Series 1996-G                     8/4/94   7/17/96  7/17/96 - 6/30/97      (2)
Series 1996-H                     8/4/94   8/14/96  8/14/96 - 6/30/97      (2)
Series 1996-I                     8/4/94   9/25/96  9/25/96 - 6/30/97      (4)
Series 1996-J                     8/4/94   9/19/96  9/19/96 - 6/30/97      (2)
Series 1996-K                     8/4/94   10/24/96 10/24/96 - 6/30/97     (2)
Series 1996-L                     8/4/94   12/3/96  12/3/96 - 6/30/97      (2)
Series 1996-M                     8/4/94   11/26/96 11/26/96 - 6/30/97     (2)
Series 1997-A                     8/4/94   1/30/97  1/30/97 - 6/30/97      (2)
Series 1997-B                     8/4/94   2/27/97  2/27/97 - 6/30/97      (2)
Series 1997-C                     8/4/94   3/26/97  3/26/97 - 6/30/97      (2)
Series 1997-D                     8/4/94   5/22/97  5/22/97 - 6/30/97      (4)
Series 1997-E                     8/4/94   5/8/97   5/8/97 - 6/30/97       (2)

MBNA Gold Reserve Trust           12/16/94   N/A    7/1/96 - 6/30/97       (5)
TRUSTEE:
Barclays Bk PLC, NY Branch

MBNA Gold Option Trust            12/18/96   N/A    12/18/96 - 6/30/97     (6)
TRUSTEE:
Barclays Bk PLC, NY Branch


PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04(b),
    3.06(b), 4.02(a), 4.03(a), 4.03(c)
    PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a),
    9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04 (b), 3.06
    (b), 4.02(a) and 4.03(a), 4.03(c).
    PSA Supplement Sections - 3(b), 4.05(a)(i), 4.09, 4.10, 5.02(a), 9(c),
    9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04 (b), 3.06
    (b), 4.02(a) and 4.03(a), 4.03(c).
    PSA Supplement Sections - 3(b), 4.05(a)(i), 4.09, 4.11, 5.02(a), 9(c),
    9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04(a), 3.04 (b), 3.06
    (b), 4.02(a), 4.03(a), 4.03(c).
    PSA Supplement Sections - 3(c), 4.05(a)(i), 4.09, 4.10, 5.02(a), 10(c),
    10(d), 12

(5) RPA Sections - 3.03(a)(ii), 3.03 (d), 3.03(e), 3.03(f), 3.03(g), 3.03(h),
    3.04(a), 6.01(b), 7.03(a), 7.04(a), 7.05(a), 7.05(b), 7.05(f), 8.01(d),
    8.01(f),10.03, 10.06(a), 10.06(b).

(6) RTA Sections - 3.03(a), (d), (e), (f)(i), (g), and (h), 3.04(a), 6.01(b),
    7.03, 7.04, 7.05(a), (b), (d), (e) and (f), 8.01(d), 10.03 and 10.06.